                                                                 EXHIBIT 10.2.5

THIS LEASE, dated the                  day of June          1993

PARTIES

Between Leo M. Rutten and Alice J. Rutten, his wife of 4523 Ardmore Drive, Bloomfield Hills, Michigan 48302 hereinafter referred to as the Landlord, and Q.E.P. Co., Inc. of 9 Kay Fries Drive, Stony Point, New York 10980 (DBA American Trowel and Float Co., Inc.)

PREMISES

                                hereinafter referred to as the Tenant,
WITNESSETH: That the Landlord hereby demises and leases unto the Tenant, and the Tenant hereby hires and takes from the Landlord for the term and upon the rentals hereinafter specified, the premises described as follows, situated in the city of Pompano Beach County of Broward and State of Florida, and known and designated as 2511 NE 4th Avenue, Pompano Beach Lot 2, East Coast Industrial Center according to the plat thereof recorded in plat book 63 page 30 of the public records of Broward County. (Property ID# 18244-2T-00200)

TERM

        The term of this demise shall be for thirty-eight and one half (38 1/2) months beginning July 15, 1993 and ending September 30, 1996.

RENT

        The rent for the demised term shall be ($116,800.00), which shall accrue at the yearly rate of $38,400, plus sales tax, the current rate of which is 6%.

PAYMENT OF RENT

        The said rent is to be payable monthly in advance on the first day of each calendar month for the term hereof, in instalments as follows:

        Three thousand two-hundred ($3,200.00) dollars per month, plus sales tax; tenant's obligation to pay rent shall commence on September 15, 1993 and no rent shall be payable for the period from July 15, 1993 through September 14, 1993. On September 15, 1993 the Tenant shall pay one half (1/2) months rent.

at the office of the Landlord first stated above or as may be otherwise directed by the Landlord in writing.

              THE ABOVE LETTING IS UPON THE FOLLOWING CONDITIONS:

PEACEFUL POSSESSION

        First.--The Landlord covenants that the Tenant, on paying the said rental and performing the covenants and conditions in this Lease contained, shall and may peaceably and quietly have, hold and enjoy the demised premises for the term aforesaid.

        Second.--The Tenant covenants and agrees to use the demised premises as an office and factory.

PURPOSE

and agrees not to use or permit the premises to be used for any other purpose without the prior written consent of the Landlord endorsed hereon.

                  *written notice of such default is received

DEFAULT IN PAYMENT OF RENT

ABANDONMENT OF PREMISES

RE-ENTRY AND RELETTING BY LANDLORD

TENANT LIABLE FOR DEFICIENCY

LIEN OF LANDLORD TO SECURE

PERFORMANCE ATTORNEY'S FEES

        Third.--The Tenant shall, without any previous demand therefor, pay to the Landlord, or its agent, the said rent at the times and in the manner above provided. In the event of the non-payment of said rent, or any instalment thereof, at the times and in the manner above provided, and if the same shall
remain in default for ten days after   *   or if the Tenant shall be
dispossessed for non-payment of rent, or if the leased premises shall be deserted or vacated, the Landlord or its agents shall have the right to and may enter the said premises as the agent of the Tenant, either by force or otherwise, without being liable for any prosecution or damages therefor, and may relet the premises as the agent of the Tenant, and receive the rent therefor, upon such terms as shall be satisfactory to the Landlord, and all rights of the Tenant to repossess the premises under this lease shall be forfeited. Such re-entry by the Landlord shall not operate to release the Tenant from any rent to be paid or covenants to be performed hereunder during the full term of this lease. For the purpose of reletting, the Landlord shall be authorized to make such repairs or alterations in or to the leased premises as may be necessary to place the same in good order and condition. The Tenant shall be liable to the Landlord for the cost of such repairs or alterations, and all expenses of such reletting. If the sum realized or to be realized from the reletting is insufficient to satisfy the monthly or term rent provided in this lease, the Landlord, at its option, may require the Tenant to pay such deficiency month by month, or may hold the Tenant in advance for the entire deficiency to be realized during the term of the reletting. The Tenant shall not be entitled to any surplus accruing as a result of the reletting. The Landlord is hereby granted a lien, in addition to any statutory lien or right to distrain that may exist, on all personal property of the Tenant in or upon the demised premises, to secure payment of the rent and performance of the covenants and conditions of this lease. The Landlord shall have the right, as agent of the Tenant, to take possession of any furniture, fixtures or other personal property of the Tenant found in or about the premises, and sell the same at public or private sale and to apply the proceeds thereof to the payment of any monies becoming due under this lease, the Tenant hereby waiving the benefit of all laws exempting property from execution, levy and sale on distress or judgment. The Tenant agrees to pay, as additional rent, all attorney's fees and other expenses incurred by the Landlord in enforcing any of the obligations under this lease to the extent and in an amount that such expenses are reasonable.

SUB-LETTING AND ASSIGNMENT

        Fourth.--The Tenant shall not sub-let the demised premises nor any portion thereof, nor shall this lease be assigned by the Tenant without the prior written consent of the Landlord endorsed hereon. Landlord covenants not to unreasonably withhold such consent.

CONDITION OF PREMISES, REPAIRS

        Fifth.--The Tenant has examined the demised premises, and accepts them in their present condition (except as otherwise expressly provided herein) and without any representations on the part of the Landlord or its agents as to the present or future condition of the said premises. The Tenant shall keep the demised premises in good condition, and shall redecorate, paint and renovate the said premises as may be necessary to keep them in repair and good appearance. The Tenant shall quit and surrender the premises at the end of the demised term in as good condition as the reasonable use thereof will permit. The Tenant shall not make any alterations, additions, or improvements to said premises without the
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ALTERATIONS AND IMPROVEMENTS

SANITATION, INFLAMMABLE MATERIALS

SIDEWALKS

prior written consent of the Landlord.* All erections, alterations, additions and improvements, whether temporary or permanent in character, which may be made upon the premises either by the Landlord or the Tenant, except furniture or movable trade fixtures installed at the expense of the Tenant, shall be the property of the Landlord and shall remain upon and be surrendered with the premises as a part thereof at the termination of this Lease, without compensation to the Tenant. The Tenant further agrees to keep said premises and all parts thereof in a clean and sanitary condition and free from trash, inflammable material and other objectionable matter. If this lease covers premises, all or a part of which are on the ground floor, the Tenant further agrees to keep the sidewalks in front of such ground floor portion of the demised premises clean and free of obstructions, snow and ice.

MECHANICS' LIENS

        Sixth.--In the event that any mechanics' lien is filed against the premises as a result of alterations, additions or improvements made by the Tenant, the Landlord, at its option, after thirty days' notice to the Tenant, may terminate this lease and may pay the said lien, without inquiring into the validity thereof, and the Tenant shall forthwith reimburse the Landlord the total expense incurred by the Landlord in discharging the said lien, as additional rent hereunder.

GLASS

        Seventh.--The Tenant agrees to replace at the Tenant's expense any and all glass which may become broken in and on the demised premises. Plate glass and mirrors, if any, shall be insured by the Tenant at their full insurable value in a company satisfactory to the Landlord. Said policy shall be of the full premium type, and shall be deposited with the Landlord or its agent.

LIABILITY OF LANDLORD

        Eighth.--The Landlord shall not be responsible for the loss of or damage to property, or injury to persons, occurring in or about the demised premises, by reason of any existing or future condition, defect, matter or thing in said demised premises or the property of which the premises are a part, or for the acts, omissions or negligence of other persons or tenants in and about the said property. The Tenant agrees to indemnify and save the Landlord harmless from all claims and liability for losses of or damage to property, or injuries to persons occurring in or about the demised premises. See paragraph Thirtieth and Thirty-First.

SERVICES AND UTILITIES

        Ninth.--Utilities and services furnished to the demised premises for the benefit of the Tenant shall be provided and paid for by the Tenant:



The Landlord shall not be liable for any interruption or delay in any of the above services for any reason.

RIGHT TO INSPECT AND EXHIBIT

        Tenth.--The Landlord, or its agents, shall have the right to enter the demised premises at reasonable hours in the day or night to examine the same, or to run telephone or other wires, or to make such repairs, additions or alterations as it shall deem necessary for the safety, preservation or restoration of the improvements, or for the safety or convenience of the occupants or users thereof (there being no obligation, however, on the part of the Landlord to make any such repairs, additions or alterations), or to exhibit the same to prospective purchasers and put upon the premises a suitable "For Sale" sign. For three months prior to the expiration of the demised term, the Landlord, or its agents, may similarly exhibit the premises to prospective tenants, and may place the usual "To Let" signs thereon.

DAMAGE BY FIRE, EXPLOSION, THE ELEMENTS OR OTHERWISE

        Eleventh.--In the event of the destruction of the demised premises or the building containing the said premises by fire, explosion, the elements or otherwise during the term hereby created, or previous thereto, or such partial destruction thereof as to render the premises wholly untenantable or unfit for occupancy, or should the demised premises be so badly injured that the same cannot be repaired within ninety days from the happening of such injury, then and in such case the term hereby created shall, at the option of the Landlord, cease and become null and void from the date of such damage or destruction, and the Tenant shall immediately surrender said premises and all the Tenant's interest therein to the Landlord, and shall pay rent only to the time of such surrender, in which event the Landlord may re-enter and re-possess the premises thus discharged from this lease and may remove all parties therefrom. Should the demised premises be rendered untenantable and unfit for occupancy, but yet be repairable within ninety days from the happening of said injury, the Landlord may enter and repair the same with reasonable speed, and the rent shall not accrue after said injury or while repairs are being made, but shall recommence immediately after said repairs shall be completed. But if the premises shall be so slightly injured as not to be rendered untenantable and unfit for occupancy, then the Landlord agrees to repair the same with reasonable promptness and in that case the rent accrued and accruing shall not cease or determine. The Tenant shall immediately notify the Landlord in case of fire or other damage to the premises.

OBSERVATION OF LAWS, ORDINANCES, RULES AND REGULATIONS

        Twelfth.--The Tenant agrees to observe and comply with all laws, ordinances, rules and regulations of the Federal, State, County and Municipal authorities applicable to the business to be conducted by the Tenant in the demised premises. The Tenant agrees not to do or permit anything to be done in said premises, or keep anything therein, which will increase the rate of fire insurance premiums on the improvements or any part thereof, or on property kept therein, or which will obstruct or interfere with the rights of other tenants, or conflict with the regulations of the Fire Department or with any insurance policy upon said improvements or any part thereof. In the event of any increase in insurance premiums resulting from the Tenant's occupancy of the premises, or from any act or omission on the part of the Tenant, the Tenant agrees to pay said increase in insurance premiums on the improvements or contents thereof as additional rent.

SIGNS

        Thirteenth.--No sign, advertisement or notice shall be affixed to or placed upon any part of the demised premises by the Tenant, except in such manner, and of such size, design and color as shall be approved in advance in writing by the Landlord, such approval not to be unreasonably withheld. Landlord shall have the right to erect and maintain a sign on the roof.

SUBORDINATION TO MORTGAGES AND DEEDS OF TRUST

        Fourteenth.--This lease is subject and is hereby subordinated to all present and future mortgages, deeds of trust and other encumbrances affecting the demised premises or the property of which said premises are a part. The Tenant agrees to execute, at no expense to the Landlord, any instrument which may be deemed necessary or desirable by the Landlord to further effect the subordination of this lease to any such mortgage, deed of trust or encumbrance.

Intentionally Omitted

RULES AND REGULATIONS OF LANDLORD

        Sixteenth.--The rules and regulations regarding the demised premises, affixed to this lease, if any, as well as any other and further reasonable rules and regulations which shall be made by the Landlord, shall be observed by the Tenant and by the Tenant's employees, agents and customers. The Landlord reserves the right to rescind any presently existing rules applicable to the demised premises, and to make such other and further reasonable rules and regulations as, in its judgment, may from time to time be desirable for the safety, care and cleanliness of the premises, and for the preservation of good order therein, which rules, when so made and notice thereof given to the Tenant, shall have the same force and effect as if originally made a part of this lease. Such other and further rules shall not, however, be inconsistent with the proper and rightful enjoyment by the Tenant of the demised premises.

VIOLATION OF COVENANTS, FORFEITURE OF LEASE, RE-ENTRY BY LANDLORD

NON-WAIVER OF BREACH

        Seventeenth.--In case of violation by the Tenant of any of the covenants, agreements and conditions of this lease, or of the rules and regulations now or hereafter to be reasonably established by the Landlord, and upon failure to discontinue such violation within ten days after notice thereof given to the Tenant, this lease shall thenceforth, at the option of the Landlord, become null and void, and the Landlord may re-enter without further notice or demand. The rent in such case shall become due, be apportioned and paid on and up to the day of such re-entry, and the Tenant shall be liable for all loss or damage resulting from such violation as aforesaid. No waiver by the Landlord of any violation or breach of condition by the Tenant shall constitute or be construed as a waiver of any other violation or breach of condition, nor shall lapse of time after breach of condition by the Tenant before the Landlord shall exercise its option under this paragraph operate to defeat the right of the Landlord to declare this lease null and void and to re-enter upon the demised premises after the said breach or violation.
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[FIRST LINE OF THIS PAGE IS CUT OFF]
premises, shall be in writing. If the Landlord or its agent desires to give or serve upon the Tenant any notice or demand, it shall be sufficient to send a copy thereof by registered mail, addressed to the Tenant at the demised premises, or to leave a coy thereof with a person of suitable age found on the premises, or to post a copy thereof upon the door to said premises. Notices from the Tenant to the Landlord shall be sent by registered mail or delivered to the Landlord at the place hereinbefore designated for the payment of rent, or to such party or place as the Landlord may from time to time designate in writing.

BANKRUPTCY, INSOLVENCY, ASSIGNMENT FOR BENEFIT OF CREDITORS

        Nineteenth.--It is further agreed that if at any time during the term of this lease the Tenant shall make any assignment for the benefit of creditors, or be decreed insolvent or bankrupt according to law, or if a receiver shall be appointed for the Tenant, then the Landlord may, at its option, terminate this lease, exercise of such option to be evidenced by notice to that effect served upon the assignee, receiver, trustee or other person in charge of the liquidation of the property of the Tenant or the Tenant's estate, but such termination shall not release or discharge any payment of rent payable hereunder and then accrued, or any liability then accrued by reason of any agreement or covenant herein contained on the part of the Tenant, or the Tenant's legal representatives.

HOLDING OVER BY TENANT

        Twentieth.--In the event that the Tenant shall remain in the demised premises after the expiration of the term of this lease without having executed a new written lease with the Landlord, such holding over shall not constitute a renewal or extension of this lease. The Landlord may, at its option, elect to treat the Tenant as one who has not removed at the end of his term, and thereupon be entitled to all the remedies against the Tenant provided by law in that situation, or the Landlord may elect, at its option, to construe such holding over as a tenancy from month to month, subject to all the terms and conditions of this lease, except as to duration thereof, and in that event the Tenant shall pay monthly rent in advance at the rate provided herein as effective during the last month of the demised term.

EMINENT DOMAIN, CONDEMNATION

        Twenty-first.--If the property or any part thereof wherein the demised premises are located shall be taken by public or quasi-public authority under any power of eminent domain or condemnation, this lease, at the option of the Landlord, shall forthwith terminate and the Tenant shall have no claim or interest in or to any award of damages for such taking.

SECURITY

        Twenty-second.--The Tenant has this day deposited with the Landlord the sum of $3,200.00 as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord. The security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

ARBITRATION

        Twenty-third.--Any dispute, arising under this lease shall be settled by arbitration. Then Landlord and Tenant shall each choose an arbitrator, and the two arbitrators thus chosen shall select a third arbitrator. The findings and award of the three arbitrators thus chosen shall be final and binding on the parties hereto.

DELIVERY OF LEASE

        Twenty-fourth.--No rights are to be conferred upon the Tenant until this lease has been signed by the Landlord, and an executed copy of the lease has been delivered to the Tenant.

LEASE PROVISIONS NOT EXCLUSIVE

        Twenty-fifth.--The foregoing rights and remedies are not intended to be exclusive but as additional to all rights, and remedies the Landlord would otherwise have by law.

LEASE BINDING ON HEIRS, SUCCESSORS, ETC.

        Twenty-sixth.--All of the terms, covenants and conditions of this lease shall inure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of the parties hereto. However, in the event of the death of the Tenant, if an individual, the Landlord may, at its option, terminate this lease by notifying the executor or administrator of the Tenant at the demised premises.

        Twenty-seventh.--This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with the National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by war.

        Twenty-eighth.--This instrument may not be changed orally.




        Continued on annexed rider









        IN WITNESS WHEREOF, the said Parties have hereunto set their hands and seals the day and year first above written.

Witness:                                      /s/ LEO M. RUTTEN       (SEAL)
                                        -----------------------------
                                                  Leo M. Rutten
                                                    Landlord


      /s/ FORREST N. REED               By  /s/ ALICE J. RUTTEN
- -------------------------------           --------------------------------
          Forrest N. Reed                       Alice J. Rutten


                                           QEP Co., Inc. DBA

     /s/ RHONA WEINBERGER               American Trowel and Float Co. Inc.(SEAL)
- -------------------------------         ----------------------------------
         Rhona Weinberger                               Tenant


                                        By /s/ PATRICK L. DAGGETT
                                        ----------------------------------
                                               Patrick L. Daggett
                                                   Treasurer

                           RIDER TO LEASE BETWEEN
                 LEO M. RUTTEN AND ALICE J. RUTTEN, LANDLORD
                                     and
                          Q.E.P. CO., INC., TENANT

                             Dated: June _, 1993

                 Twenty-ninth: In the event of any inconsistency between provisions of this rider and the printed provisions contained in Paragraphs "First" through "Twenty-Eighth", inclusive, of this lease, the provisions of this rider shall control and shall supersede such inconsistent printed provisions.

                 Thirtieth: Tenant shall indemnify and save harmless landlord from and against all claim and damage whatsoever, caused to any person or to the property of any person occurring during the term of this lease, in or about the demised premises unless said claim is due solely to Landlord's negligence without Tenant contributing thereto. Tenant likewise shall and will indemnify and save harmless Landlord from and against all claims for damage of whatever nature, arising from any accident, injury or damage occurring outside of the demised premises, but within the premises of which the demised premises are a part, where such accident, damage or injury results from any action or omission on the part of Tenant or Tenant's contractors, licensees, agents servants or employees. Tenant shall and will, on written demand, repay to Landlord, as additional rent, any amount that Landlord may be obligated to pay for such damage and the cost and expense of any action or legal proceedings brought against the Landlord by reason of or in respect to any claim for such damages, including but not limited to, reasonable attorneys' fees expended in connection therewith. Tenant shall be informed by Landlord of any and all claims hereinabove referred to, and Tenant shall have the right to defend such claims at Tenant's cost and expense.

                 Thirty-first: Tenant covenants and agrees that prior to taking possession of the demised premises, Tenant shall immediately secure, and thereafter maintain in full force, during the term hereof, at its own cost and expense, plate glass insurance, comprehensive general personal injury and property damage liability insurance against claims for bodily injury, death and property damage, such insurance to afford minimum protection during the term of this lease, of not less than $1,000,000 in respect of bodily injury or death to any one person and of not less than $1,000,000 in respect of any one occurrence or accident and of not less than $1,000,000 for property damage. Such insurance policy shall name Landlord (and such other persons, firms or corporations as are designated by Landlord), and Tenant as insured. Such policy shall insure against all costs, expenses and/or liability arising out of or based upon any and all claims, accidents, injuries and damages whatsoever caused to any person or property wherein such accident, damage or injury resulted from any act or omission on the part of the Tenant of Tenant's contractors, licensees, agents, invitee, visitors, servants or employees, on or about the demised premises, or the building of which the demised premises are a part, including the sidewalks and areas adjacent thereto. Each such policy shall be issued by a company licensed to do business in the State of Florida, shall be non-cancellable with respect to Landlord and Landlord's agents and designees without ten (10) days' prior written notice to Landlord and Landlord's agents and designees, and a duplicate original thereof shall be delivered to Landlord. Any policy which does not name Landlord as an insured shall contain an express waiver of any right of subrogation against Landlord. If during the term of the lease, higher limits of insurance than those mentioned therein shall be appropriate, customary and generally required for like premises utilized for similar purposes, then upon written request by Landlord, Tenant will obtain and maintain such insurance with such higher limits.

                 Thirty-second: Tenant covenants and agrees that except for structural repairs (including walls, foundation and roof) which remain the obligation of the Landlord, it will, during the term of this lease, and at its own cost and expense, make all necessary repairs to keep the premises and fixtures in the demised premises in good order and condition, and to surrender said premises and fixtures therein at the end of the term of this lease in good condition, except for necessary structural repairs and normal business use, fit for immediate occupancy and use by the Landlord for the general purposes of which the demised premises are fitted. On Tenant's failure to maintain the premises as agreed hereunder, Landlord after giving Tenant ten (10) days' notice thereof in writing may itself make such repairs, and the reasonable amount expended by it therefor are hereby declared to be rent to be paid with the installments of rent provided for in this lease, next becoming due. The voluntary making by Landlord of a repair other than that of a structural nature, shall not be deemed a waiver by the Landlord of the obligation of the Tenant to make such general repairs.

                 Notwithstanding the foregoing, the trade fixtures installed by Tenant shall remain the property of the Tenant and shall be removed by Tenant, at its own cost and expense, upon the expiration of the term hereof or any extension or renewal thereof. Upon the expiration of the term of any extension or renewal thereof Tenant agrees, at its own cost and expense, in the event that it has made any alterations to the premises, to restore the same to their original condition as of the commencement hereof.

                 Thirty-third: Wherever in this contract it shall be required or permitted that notice or demand be given or served by either party to or on the other, such notice or demand shall be deemed duly given or served if, and shall not be deemed duly given or served unless, in writing, and delivered in person to the party to whom it is directed or to the attorney or a member or associate of the firm of attorneys representing such party or mailed by registered or certified mail addressed as follows:

                 TO THE LANDL0RD:          LEO M. RUTTEN and
                                           ALICE J. RUTTEN
                                           4523 Ardmore Drive
                                           Bloomfield Hills, MI 48302

                 TO THE TENANT:            MINTZ & FRAADE, P.C.
                                           488 Madison Avenue
                                           New York, New York 10022
                                           Attention: FREDERICK M. MINTZ, ESQ.

                                           Q.E.P. CO., INC
                                           9 Kay Fries Drives
                                           Stoney Point, NY 10980

                 Thirty-fourth: Tenant shall have the option to renew this lease for an additional term of three (3) years, upon the same terms and conditions as set forth herein. The annual rent which the Tenant shall pay during such additional term will equal to $38,400.00 times a fraction, the numerator of which shall be the Federal Consumer Price Index for June 30, 1996, and the denominator of which shall be the FCPI for June 30, 1993. For example, if the FCPI on June 30, 1996 is 120, and if the FCPI on June 30, 1993 is 100.00, the fixed minimum annual rent during the renewal term will be $38,400 x 120/100, or $46,080, plus sales tax.

                 In order to exercise this option to renew this lease, Tenant shall notify the Landlord, of its election to exercise said option no later than May 31, 1996. In the event that the Tenant shall fail to exercise this option in the manner and within the time prescribed, then this option shall be deemed null and void, and this lease shall terminate at the time hereinabove provided.

                 Thirty-fifth: If the premises adjacent to the north side of the demised premises, and known as 2521 N.E. 4th Avenue, Pompano Beach, Florida (Lot 3, East Coast Industrial Center) which is presently leased under a lease expiring on April 1, 1994, shall become available during the term of this lease, commencing April 1, 1994 Tenant shall have the option and right of first refusal to rent said adjacent premises upon the same terms and conditions as are contained in this lease for these demised premises. Landlord shall give Tenant at least ten (10) business days notice as to the terms and conditions of the proposed lease and Tenant shall notify Landlord within each ten (10) business days after receipt of such notice if it wishes to exercise this right of first refusal. Upon such exercise, the additional premises should become subject to the terms and conditions and be included in this lease. If the Tenant fails to exercise such right of first refusal within said time period, the right shall be cancelled.

        Thirty-sixth: In the event of a contemplated sale of the demised premises during the lease term, Landlord shall give to the Tenant at least ten
(10) business days written notice before entering into any contract of sale. Within ten (10) business days after receipt of such notice, Tenant shall have the right to purchase the premises at the price of $350,000, adjusted for cost of living increases in accordance with the formula set forth in Paragraph Thirty-fourth hereof. The Closing of such sale should occur within sixty (60) days of landlords' receipt of such notice. If the Tenant fails to exercise such option within said time period, the landlord shall have the right to proceed with such sale. If such Sale does not take place within ninety (90) days of Tenant receiving notice thereof, landlord shall be obligated to give the Tenant subsequent notice of its right to exercise its purchase option prior to selling the premises.